================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 19, 2005

                           EDGE PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      000-22149              76-0511037
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

        1301 Travis, Suite 2000, Houston, Texas                  77002
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 654-8960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 19, 2005 Edge Petroleum Corporation provided an update on its operating activities for the third quarter of 2005 and year to date. A copy of the related press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

99.1    Press release dated October 19, 2005 issued by Edge Petroleum
        Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Edge Petroleum Corporation

                                              By:  /s/ Michael G. Long
                                                   -----------------------------
                                                   Michael G. Long
                                                   Executive Vice President and
                                                   Chief Financial and
                                                   Accounting Officer

Date: October 19, 2005